                                                            CUMULATIVE ISPO 1996




                               ARAMARK CORPORATION

                                   Cumulative
                     Installment Stock Purchase Opportunity
                                  supplement to
                                 ISPO Prospectus
                             Dated December 1, 1996


         This Prospectus supplement addresses the cumulative ISPOs. A cumulative ISPO is generally similar to an ISPO, but in addition has a "cumulative" feature: the unexercised portion of an installment may cumulate and be exercised in subsequent exercise periods.

         The following sections of the Prospectus are amended by this
Supplement:

                                Summary on page 3
                      Questions and Answers on pages 5 - 15
                       Forms and Instructions on page B-1

                                -----------------





















          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
            SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                -----------------


           The date of this Prospectus Supplement is December 1, 1996.

                               PROSPECTUS SUMMARY


                          The ARAMARK Ownership Program

         Each cumulative purchase opportunity has an installment schedule that limits purchases to specified installment exercise periods and limits the number of shares of Common Stock that may be purchased during each installment exercise period. Any installment may be exercised for up to the maximum number of shares specified in your certificate for that installment plus the cumulative unexercised shares from all prior installments. However, no installment may be exercised for less than 100 shares. Any portion of an installment not exercised during the corresponding excercise period may be exercised during any subsequent exercise period.




                              QUESTIONS AND ANSWERS

3.       Q.        What is a Cumulative Installment Stock Purchase Opportunity
                   (ISPO)?

         A. The Board of Directors, upon the advice and recommendation of senior management, has approved the grant of an opportunity to participate in the ownership of ARAMARK to selected management employees. This is called an Installment Stock Purchase Opportunity, and is made to you in the form of a certificate of grant. A cumulative ISPO is generally similar to an ISPO, but in addition has a "cumulative" feature: the unexercised portion of an installment may cumulate and be exercised in subsequent exercise periods.

7.       Q:        How many shares can I purchase in each installment?

         A: In any installment, you may exercise up to the maximum number of shares set forth for such installment in your grant certificate plus the cumulative unexercised shares, if any, from all prior installments. No exercise may be made for less than 100 shares.

9.       Q:        Can I still exercise a subsequent installment even if I do not exercise the first installment?

         A:        Yes.

11.      Q:        If I do not exercise an installment for the maximum, what
                   happens to the unexercised portion of the installment?

         A: Any unexercised portion of any installment will cumulate and may be exercised during any subsequent installment exercise period.

12.      Q:        What if my employment is terminated?

         A: Your cumulative ISPO is canceled if your employment with the Company and its subsidiaries (or any entity designated by the Board of Directors in which the Company continues to own an equity interest) is terminated for any reason. Unless you are terminated for cause, you may exercise your cumulative ISPO at any time during the three months following your termination (but not after the expiration date of your cumulative ISPO) to buy those shares which were exercisable during the installment exercise period preceding your termination.

                   If you die or become permanently disabled while employed by the Company and its subsidiaries (or any entity designated by the Board of Directors in which the Company continues to own an equity interest), you (or your legal representative) may exercise your cumulative ISPO at any time during the 12 months after your disability or death (but in any case not after the expiration date) to buy those shares which were exercisable during the installment exercise period preceding your disability or death.

20.      Q:        When am I eligible to participate in the Deferred Payment
                   Program?

         A: Generally, the Deferred Payment Program can be used for Cumulative installments 4,5, and 6. Up to 60% of your total grant amount is eligible for deferred payment, starting with 20% in installment 4. Under the Cumulative ISPO program, your ability to defer payments is cumulative as well. If you choose not to defer payment in a given installment for which deferral is permitted, the number of shares for which you could have deferred payment can be carried over and added to your deferral potential in any subsequent installment. Similarly, if you choose to defer a portion of the total allowable to be deferred in a given installment, any unused portion can be added to the deferral potential in later installments.

                         GENERAL INSTRUCTIONS TO FORMS
               CUMULATIVE INSTALLMENT STOCK PURCHASE OPPORTUNITY

In this section, you will find the forms that you will need in order to complete transactions involving your Cumulative ISPO. Several copies of each form have been included. These forms have been color-coded for ease of reference.


We urge you to carefully read this Prospectus, as well as all of the other materials you have received, so that you will be fully informed of the terms and conditions of the Cumulative ISPO program and the payment options available to you.

There are several ways to finance your stock purchase. Of course, you may choose to utilize a combination of the methods listed below.

                                                      INTERNAL                    STOCK-FOR-
                               CASH                    MARKET                       STOCK
                               ----                   --------                    ----------
Who Is Eligible?        All grant holders.   All owners who have held     Can be used for any
                                             shares at least 6 months     Cumulative ISPO
                                             from purchase or from        installment.
                                             stock-for-stock exchange
                                             date.



What Is It?             Payment in full at   Selling shares back to the   Exchanging shares you own
                        the time of          company and applying all     (at the current appraisal
                        exercise.            or part of the proceeds      price), for new ones (at
                                             toward the purchase of       your grant exercise
                                             more shares.                 price).


THE FOLLOWING CHART INDICATES THE FORMS TO BE COMPLETED AND RETURNED TO THE ARAMARK SHAREHOLDER SERVICES GROUP AT FIRST UNION NATIONAL BANK.

       FOR THIS TRANSACTION . . .            COMPLETE AND SUBMIT THESE FORMS . . .        AND ALSO SEND IN . . .
       --------------------------            -------------------------------------        ----------------------
                                                                                                       Stock Certi-
                                                            Internal                       Your         ficates or
                                                             Market                        Check       Confirmation
                                                           Worksheet/     Stock-For-     Payable To   Statements For
                                            Exercise         Request         Stock        ARAMARK       Shares To
                                             Form(1)         Form(2)       Worksheet      For Any       Be Sold Or
                                             (Beige)         (Green)       (Gray)(2)      Balance       Exchanged
                                            ---------       ---------      ----------     -------       -----------
Stock Exercise (Purchase)                      X                                             X

Stock Sale(3) (If applied to purchase)         X               X                             X              X

Stock-For-Stock Exercise                       X                                X            X              X

(1) Complete a separate form for each exercise.               (3) If you are not applying proceeds toward a purchase, only submit
(2) For multiple transactions, compile onto one form              the Internal Market form and the Stock Certificate(s) (or
    per registered owner. (Note:  If shares are held              confirmation statement number) for the shares you are selling.
    jointly in your and your spouse's names, that is
    considered as one owner.)

-------------------------------------------------------------------------------
Send all completed documents including, where applicable, your worksheets, stock certificates, and your checks made payable to ARAMARK Corporation to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia, PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, PA 19109. You may wish to use the enclosed postage-paid return envelope. Be sure to mail your materials far enough in advance to reach the ARAMARK Shareholder Services Group by the installment exercise deadline.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                 Cumulative ISPO
              EXERCISE FORM -- See General Instructions, page B-1
                             SECTION I -- WORKSHEET

--------------------------------
DETERMINING YOUR COST FOR SHARES
--------------------------------
      DEFINITION                                                        SOURCE
      ----------                                                        ------
1     Grant Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 1  ______
2     This Year's Installment Number . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 2  ______
3     Number of Shares Now Exercisable . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 3  ______
4     Exercise Price Per Share . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 4  $_____
5     Number of Shares You Want To Exercise. . . . . . . . . . . . . .  Can't exceed Line 3 . . . . . . . . . . . . . . . 5  ______
6     Current Appraisal Price Per Share. . . . . . . . . . . . . . . .  Call 1-888-96-OWNER . . . . . . . . . . . . . . . 6  $_____
7      Total Cost of Shares  . . . . . . . . . . . . . . . . . . . . .  Line 4 x Line 5 . . . . . . . . . . . . . . . . . 7  $_____
---------------------------------------------------------------------
CALCULATING YOUR TAX WITHHOLDINGS, APPLICABLE TO U.S.-BASED EMPLOYEES
---------------------------------------------------------------------
8     Appraisal Price x Shares Exercised . . . . . . . . . . . . . . .  Line 5 x Line 6 . . . . . . . . . . . . . . . . . 8  $_____
9     Total Appreciation Subject To Taxes. . . . . . . . . . . . . . .  Line 8 - Line 7 . . . . . . . . . . . . . . . . . 9  $_____
10    Total Withholding Tax Due (38%). . . . . . . . . . . . . . . . .  Line 9 x .38. . . . . . . . . . . . . . . . . . . 10 $_____
11     Total Amount Due  . . . . . . . . . . . . . . . . . . . . . . .  Line 7 + Line 10. . . . . . . . . . . . . . . . . 11 $_____
----------------------------
EXCHANGING OR SELLING SHARES
----------------------------
12    Number Of Shares Exchanged . . . . . . . . . . . . . . . . . . .  Line 6 of gray Stock-For-Stock Worksheet. . . . . 12 ______
13    Appraisal Price x Shares Exchanged . . . . . . . . . . . . . . .  Line 7 of gray Stock-For-Stock Worksheet. . . . . 13 $_____
14    Proceeds From Internal Market - Enclose certificates and green worksheet. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Line 9f of green Internal Market Worksheet. . . . 14 $_____
----------------
EXERCISE SUMMARY
----------------
15    Total Cash Due -- Send Check For This Amount . . . . . . . . . .  Line 11 - Line 13 - Line 14 . . . . . . . . . . . 15 $_____
16    Shares Exercised . . . . . . . . . . . . . . . . . . . . . . . .  Line 5. . . . . . . . . . . . . . . . . . . . . . 16 ______
17    Shares Exchanged - Enclose certificates and gray worksheet . . .  Line 12 . . . . . . . . . . . . . . . . . . . . . 17 ______
18    Number Of New Shares Acquired. . . . . . . . . . . . . . . . . .  Line 16 - Line 17 . . . . . . . . . . . . . . . . 18 ______

                   SECTION II -- REGISTRATION AND SIGNATURES

Shares must be registered initially either in your name or in the names of you and your spouse, as joint tenants. If shares are to be registered jointly in the names of both you and your spouse, you must print both names below, enter your Social Security number, and you both must sign.

I/We hereby represent, warrant, and agree as follows:
A. I/We have received and read copies of (a) the Prospectus dated June 1, 1996, including the Amended and Restated Stockholders' Agreement and (b) ARAMARK's annual report on Form 10-K and, if applicable, the quarterly report on Form 10-Q.
B. I/We have full power and authority to enter into the Amended and Restated Stockholders' Agreement.
C. By signing below, I/We execute and deliver and agree to be bound by the Amended and Restated Stockholders' Agreement.
D. I/We will, upon request, execute any additional documents necessary or desirable for me/us to become a party to the Amended and Restated Stockholders' Agreement.

Print Name(s)                     Signature(s)                             Social Security Number              Date
----------------------            -----------------------                  ----------------------              -----------------

----------------------            -----------------------                  ----------------------              -----------------

Home Address:
             -------------------------------------------------------------------------------------------------------------------
              (Street)                                          (City)  (State)                                       (Zip Code)
Home Phone #:                  Business Phone #:                  Business Unit:                       Component #:
            ------------------                 ------------------               ----------------------             -------------

Send all completed documents, including worksheets and (if applicable) your check payable to ARAMARK Corporation to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia, PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, PA 19109. You may wish to use the enclosed postage-paid return envelope. Be sure to mail your materials far enough in advance to reach the ARAMARK Shareholder Services Group by the installment exercise deadline.

-----------------------------------------------------------------------------------------------------------------------------------
For Transfer Agent           Check Number_____________________                      Check Amount $   _________________
use only:                    Account #   _____________________                      Shares Exchanged _________________
-----------------------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                 Cumulative ISPO
              EXERCISE FORM -- See General Instructions, page B-1
                             SECTION I -- WORKSHEET

--------------------------------
DETERMINING YOUR COST FOR SHARES
--------------------------------
      DEFINITION                                                        SOURCE
      ----------                                                        ------
1     Grant Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 1  ______
2     This Year's Installment Number . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 2  ______
3     Number of Shares Now Exercisable . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 3  ______
4     Exercise Price Per Share . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 4  $_____
5     Number of Shares You Want To Exercise. . . . . . . . . . . . . .  Can't exceed Line 3 . . . . . . . . . . . . . . . 5  ______
6     Current Appraisal Price Per Share. . . . . . . . . . . . . . . .  Call 1-888-96-OWNER . . . . . . . . . . . . . . . 6  $_____
7      Total Cost of Shares  . . . . . . . . . . . . . . . . . . . . .  Line 4 x Line 5 . . . . . . . . . . . . . . . . . 7  $_____
---------------------------------------------------------------------
CALCULATING YOUR TAX WITHHOLDINGS, APPLICABLE TO U.S.-BASED EMPLOYEES
---------------------------------------------------------------------
8     Appraisal Price x Shares Exercised . . . . . . . . . . . . . . .  Line 5 x Line 6 . . . . . . . . . . . . . . . . . 8  $_____
9     Total Appreciation Subject To Taxes. . . . . . . . . . . . . . .  Line 8 - Line 7 . . . . . . . . . . . . . . . . . 9  $_____
10    Total Withholding Tax Due (38%). . . . . . . . . . . . . . . . .  Line 9 x .38. . . . . . . . . . . . . . . . . . . 10 $_____
11     Total Amount Due  . . . . . . . . . . . . . . . . . . . . . . .  Line 7 + Line 10. . . . . . . . . . . . . . . . . 11 $_____
----------------------------
EXCHANGING OR SELLING SHARES
----------------------------
12    Number Of Shares Exchanged . . . . . . . . . . . . . . . . . . .  Line 6 of gray Stock-For-Stock Worksheet. . . . . 12 ______
13    Appraisal Price x Shares Exchanged . . . . . . . . . . . . . . .  Line 7 of gray Stock-For-Stock Worksheet. . . . . 13 $_____
14    Proceeds From Internal Market - Enclose certificates and green worksheet. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Line 9f of green Internal Market Worksheet. . . . 14 $_____
----------------
EXERCISE SUMMARY
----------------
15    Total Cash Due -- Send Check For This Amount . . . . . . . . . .  Line 11 - Line 13 - Line 14 . . . . . . . . . . . 15 $_____
16    Shares Exercised . . . . . . . . . . . . . . . . . . . . . . . .  Line 5. . . . . . . . . . . . . . . . . . . . . . 16 ______
17    Shares Exchanged - Enclose certificates and gray worksheet . . .  Line 12 . . . . . . . . . . . . . . . . . . . . . 17 ______
18    Number Of New Shares Acquired. . . . . . . . . . . . . . . . . .  Line 16 - Line 17 . . . . . . . . . . . . . . . . 18 ______

                   SECTION II -- REGISTRATION AND SIGNATURES

Shares must be registered initially either in your name or in the names of you and your spouse, as joint tenants. If shares are to be registered jointly in the names of both you and your spouse, you must print both names below, enter your Social Security number, and you both must sign.

I/We hereby represent, warrant, and agree as follows:
A. I/We have received and read copies of (a) the Prospectus dated June 1, 1996, including the Amended and Restated Stockholders' Agreement and (b) ARAMARK's annual report on Form 10-K and, if applicable, the quarterly report on Form 10-Q.
B. I/We have full power and authority to enter into the Amended and Restated Stockholders' Agreement.
C. By signing below, I/We execute and deliver and agree to be bound by the Amended and Restated Stockholders' Agreement.
D. I/We will, upon request, execute any additional documents necessary or desirable for me/us to become a party to the Amended and Restated Stockholders' Agreement.

Print Name(s)                     Signature(s)                             Social Security Number              Date
----------------------            -----------------------                  ----------------------              -----------------

----------------------            -----------------------                  ----------------------              -----------------

Home Address:
             -------------------------------------------------------------------------------------------------------------------
              (Street)                                          (City)  (State)                                       (Zip Code)
Home Phone #:                  Business Phone #:                  Business Unit:                       Component #:
            ------------------                 ------------------               ----------------------             -------------

Send all completed documents, including worksheets and (if applicable) your check payable to ARAMARK Corporation to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia, PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, PA 19109. You may wish to use the enclosed postage-paid return envelope. Be sure to mail your materials far enough in advance to reach the ARAMARK Shareholder Services Group by the installment exercise deadline.

-----------------------------------------------------------------------------------------------------------------------------------
For Transfer Agent           Check Number_____________________                      Check Amount $   _________________
use only:                    Account #   _____________________                      Shares Exchanged _________________
-----------------------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                 Cumulative ISPO
              EXERCISE FORM -- See General Instructions, page B-1
                             SECTION I -- WORKSHEET

--------------------------------
DETERMINING YOUR COST FOR SHARES
--------------------------------
      DEFINITION                                                        SOURCE
      ----------                                                        ------
1     Grant Date . . . . . . . . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 1  ______
2     This Year's Installment Number . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 2  ______
3     Number of Shares Now Exercisable . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 3  ______
4     Exercise Price Per Share . . . . . . . . . . . . . . . . . . . .  Certificate of Grant or Ownership Statement . . . 4  $_____
5     Number of Shares You Want To Exercise. . . . . . . . . . . . . .  Can't exceed Line 3 . . . . . . . . . . . . . . . 5  ______
6     Current Appraisal Price Per Share. . . . . . . . . . . . . . . .  Call 1-888-96-OWNER . . . . . . . . . . . . . . . 6  $_____
7      Total Cost of Shares  . . . . . . . . . . . . . . . . . . . . .  Line 4 x Line 5 . . . . . . . . . . . . . . . . . 7  $_____
---------------------------------------------------------------------
CALCULATING YOUR TAX WITHHOLDINGS, APPLICABLE TO U.S.-BASED EMPLOYEES
---------------------------------------------------------------------
8     Appraisal Price x Shares Exercised . . . . . . . . . . . . . . .  Line 5 x Line 6 . . . . . . . . . . . . . . . . . 8  $_____
9     Total Appreciation Subject To Taxes. . . . . . . . . . . . . . .  Line 8 - Line 7 . . . . . . . . . . . . . . . . . 9  $_____
10    Total Withholding Tax Due (38%). . . . . . . . . . . . . . . . .  Line 9 x .38. . . . . . . . . . . . . . . . . . . 10 $_____
11     Total Amount Due  . . . . . . . . . . . . . . . . . . . . . . .  Line 7 + Line 10. . . . . . . . . . . . . . . . . 11 $_____
----------------------------
EXCHANGING OR SELLING SHARES
----------------------------
12    Number Of Shares Exchanged . . . . . . . . . . . . . . . . . . .  Line 6 of gray Stock-For-Stock Worksheet. . . . . 12 ______
13    Appraisal Price x Shares Exchanged . . . . . . . . . . . . . . .  Line 7 of gray Stock-For-Stock Worksheet. . . . . 13 $_____
14    Proceeds From Internal Market - Enclose certificates and green worksheet. . . . . . . . . . . . . . . . . . . . . . . . . . . .  Line 9f of green Internal Market Worksheet. . . . 14 $_____
----------------
EXERCISE SUMMARY
----------------
15    Total Cash Due -- Send Check For This Amount . . . . . . . . . .  Line 11 - Line 13 - Line 14 . . . . . . . . . . . 15 $_____
16    Shares Exercised . . . . . . . . . . . . . . . . . . . . . . . .  Line 5. . . . . . . . . . . . . . . . . . . . . . 16 ______
17    Shares Exchanged - Enclose certificates and gray worksheet . . .  Line 12 . . . . . . . . . . . . . . . . . . . . . 17 ______
18    Number Of New Shares Acquired. . . . . . . . . . . . . . . . . .  Line 16 - Line 17 . . . . . . . . . . . . . . . . 18 ______

                   SECTION II -- REGISTRATION AND SIGNATURES

Shares must be registered initially either in your name or in the names of you and your spouse, as joint tenants. If shares are to be registered jointly in the names of both you and your spouse, you must print both names below, enter your Social Security number, and you both must sign.

I/We hereby represent, warrant, and agree as follows:
A. I/We have received and read copies of (a) the Prospectus dated June 1, 1996, including the Amended and Restated Stockholders' Agreement and (b) ARAMARK's annual report on Form 10-K and, if applicable, the quarterly report on Form 10-Q.
B. I/We have full power and authority to enter into the Amended and Restated Stockholders' Agreement.
C. By signing below, I/We execute and deliver and agree to be bound by the Amended and Restated Stockholders' Agreement.
D. I/We will, upon request, execute any additional documents necessary or desirable for me/us to become a party to the Amended and Restated Stockholders' Agreement.

Print Name(s)                     Signature(s)                             Social Security Number              Date
----------------------            -----------------------                  ----------------------              -----------------

----------------------            -----------------------                  ----------------------              -----------------

Home Address:
             -------------------------------------------------------------------------------------------------------------------
              (Street)                                          (City)  (State)                                       (Zip Code)
Home Phone #:                  Business Phone #:                  Business Unit:                       Component #:
            ------------------                 ------------------               ----------------------             -------------

Send all completed documents, including worksheets and (if applicable) your check payable to ARAMARK Corporation to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia, PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, PA 19109. You may wish to use the enclosed postage-paid return envelope. Be sure to mail your materials far enough in advance to reach the ARAMARK Shareholder Services Group by the installment exercise deadline.

-----------------------------------------------------------------------------------------------------------------------------------
For Transfer Agent           Check Number_____________________                      Check Amount $   _________________
use only:                    Account #   _____________________                      Shares Exchanged _________________
-----------------------------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                 SECTION I -- INTERNAL MARKET SALE REQUEST FORM
                        Use one form per registered owner


INSTRUCTIONS: In this Section, you will be listing the certificate(s) or confirmation statement(s) that you are enclosing, and indicating the number of shares listed on each, and the number of shares you would like to sell.

NAME (PLEASE PRINT)                      ACCOUNT OR SOCIAL SECURITY NUMBER

-------------------------------------    --------------------------------------
|                                   |    |                                    |
|  -------------------------------  |    |  --------------------------------  |
|                                   |    |                                    |
-------------------------------------    --------------------------------------

SALE OF COMMON SHARES - CLASS B

                                    NO. OF SHARES            NO. OF SHARES TO
          CERTIFICATE/              SHOWN ON THIS            BE SOLD FROM THIS
LINE       STATEMENT         LINE     CERTIFICATE/     LINE     CERTIFICATE/
 NO.    NUMBER ENCLOSED       NO.      STATEMENT        NO.      STATEMENT
-----   ---------------      ----   --------------     ----  -------------------
 1a   |                     | 1a |                    | 1a |
------|---------------------|----|--------------------|----|--------------------
 1b   |                     | 1b |                    | 1b |
------|---------------------|----|--------------------|----|--------------------
 1c   |                     | 1c |                    | 1c |
------|---------------------|----|--------------------|----|--------------------
 1d   |                     | 1d |                    | 1d |
------|---------------------|----|--------------------|----|--------------------
 1e   |                     | 1e |                    | 1e |
--------------------------------------------------------------------------------
 1f   |                     | 1f |                    | 1f |
--------------------------------------------------------------------------------
 1g   |                     | 1g |                    | 1g |
--------------------------------------------------------------------------------
 1h   |                     | 1h |                    | 1h |
--------------------------------------------------------------------------------
 1i   |                     | 1i |                    | 1i |
--------------------------------------------------------------------------------
 1j   |                     | 1j |                    | 1j |
--------------------------------------------------------------------------------
                                                      |    | TOTAL SHARES TO
                                                      |    | BE SOLD
                                                      |    | (COPY 1l TO LINE
                                   TOTAL SHARES SHOWN |    | 1 ON REVERSE SIDE)
--------------------------------------------------------------------------------
1k   TOTAL SHARES           | 1k                      | 1l |
(ADD 1a - 1j IN EACH COLUMN)|                         |    |
----------------------------|---------------------------------------------------
TOTAL COMMON SHARES LEFT    |    |                    |
OVER (1k MINUS 1l)          | 1m |                    |
(1k MINUS 1l)               |    |                    |
-------------------------------------------------------

Note: Shares used in a stock-for-stock exchange or purchased within prior six
(6) months cannot be sold. If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 8a, b, and c on front of form must also be completed.


           Complete Sections II and III on reverse side of this form.

FORM B

                             (Please see reverse.)

        SECTION II, INTERNAL MARKET WORKSHEET - See General Instructions PLEASE COMPLETE THE REVERSE SIDE FIRST. (Use one form per registered owner.)

SALE OF COMMON SHARES
1       Number of Common Shares to be Sold (Section 1, Line 1l: . . . . .      1
                                                                                   ------
2       Sale Price Per Common Share (Call 1-888-96-OWNER for current price):   2  $
                                                                                   ------
3       Total Sale Price of Common Shares (Line 1 x Line 2). . . . . . . .                           3  $
                                                                                                        ----------
Note: If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 4a, b, and c must also be completed.

DISTRIBUTION OF TOTAL PROCEEDS
4       Amount to be Applied to Pay Off Related Deferred Payment Obligation* (write "N/A" if not applicable)
        (a)     Principal Due:. . . . . . . . . . . . . . . . . . . . . . .     4(a)  $
                                                                                       -------
        (b)     Accrued Interest Due: . . . . . . . . . . . . . . . . . . .     4(b)  $
                                                                                       -------
        (c)     Total Deferred Payment Due (Line 4a + Line 4b): . . . . . .                          4(c)  $
                                                                                                           -------
5       Amount to be Applied to Current Exercise (if applicable)
        (a)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(a)  $
                                                                                       -------
        (b)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(b)  $
                                                                                       -------
        (c)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(c)  $
                                                                                       -------
        (d)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(d)  $
                                                                                       -------
        (e)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(e)  $
                                                                                       -------
        (f)     Total (Lines 5a + 5b + 5c + 5d + 5e): . . . . . . . . . . .                          5(f)  $
                                                                                                           -------
6       Cash Back to You (Line 3 minus Line 4c minus 5f): . . . . . . . . .                          6     $
                                                                                                           -------
7       Total Distribution (Line 4c + Line 5f + Line 6) - Total must equal Line 3:                   7     $
                                                                                                           -------

                   SECTION III - INTERNAL MARKET REQUEST FORM
SIGNATURES

By signing below, you are offering to sell to ARAMARK the shares indicated in Lines 1, subject to the terms and conditions of the Internal Market. You also are acknowledging that: you have full authority to sell the shares; you have received and read Form 10-K for the most recent year; you are under no obligation to sell; and the offer price is the most recent appraisal price, reflecting the shares' current lack of marketability and is less than it would be if the shares were publicly traded. Please sign below exactly as your name(s) appear on the stock certificate(s).

Print Name(s)                         Social Security or Account Number(s)
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
Signature(s)                          Date
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
DELIVERY ADDRESS(ES)
================================================================================
|  Send Check For Net Sale Proceeds To:  | Send Stock Certificate(s)** To:     |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
================================================================================
* Call the ARAMARK Shareholder Services Group at 1-888-96-OWNER to obtain the exact amounts of Principal Due and Accrued Interest Due.
** In cases where the number of shares on the stock certificate(s) or confirmation statement(s) you are submitting exceeds the number of shares you are selling, a certificate for the balance will be sent to you upon request, by indicating an address above. If your shares are pledged to an outside lender, the lender may require that the stock certificate for unsold shares be returned to the lender.

THIS COMPLETED FORM AND SIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK SHAREHOLDER SERVICES GROUP BY NO LATER THAN THE LAST DAY OF THE INTERNAL MARKET. (If certificates were not sent to you for the shares, attach a copy of the confirmation statement(s) in lieu of certificate.) Send the form(s) and stock certificate(s) or confirmation statement(s), to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia,
PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, Pa 19109.

                 SECTION I -- INTERNAL MARKET SALE REQUEST FORM
                        Use one form per registered owner


INSTRUCTIONS: In this Section, you will be listing the certificate(s) or confirmation statement(s) that you are enclosing, and indicating the number of shares listed on each, and the number of shares you would like to sell.

NAME (PLEASE PRINT)                      ACCOUNT OR SOCIAL SECURITY NUMBER

-------------------------------------    --------------------------------------
|                                   |    |                                    |
|  -------------------------------  |    |  --------------------------------  |
|                                   |    |                                    |
-------------------------------------    --------------------------------------

SALE OF COMMON SHARES - CLASS B

                                    NO. OF SHARES            NO. OF SHARES TO
          CERTIFICATE/              SHOWN ON THIS            BE SOLD FROM THIS
LINE       STATEMENT         LINE     CERTIFICATE/     LINE     CERTIFICATE/
 NO.    NUMBER ENCLOSED       NO.      STATEMENT        NO.      STATEMENT
-----   ---------------      ----   --------------     ----  -------------------
 1a   |                     | 1a |                    | 1a |
------|---------------------|----|--------------------|----|--------------------
 1b   |                     | 1b |                    | 1b |
------|---------------------|----|--------------------|----|--------------------
 1c   |                     | 1c |                    | 1c |
------|---------------------|----|--------------------|----|--------------------
 1d   |                     | 1d |                    | 1d |
------|---------------------|----|--------------------|----|--------------------
 1e   |                     | 1e |                    | 1e |
--------------------------------------------------------------------------------
 1f   |                     | 1f |                    | 1f |
--------------------------------------------------------------------------------
 1g   |                     | 1g |                    | 1g |
--------------------------------------------------------------------------------
 1h   |                     | 1h |                    | 1h |
--------------------------------------------------------------------------------
 1i   |                     | 1i |                    | 1i |
--------------------------------------------------------------------------------
 1j   |                     | 1j |                    | 1j |
--------------------------------------------------------------------------------
                                                      |    | TOTAL SHARES TO
                                                      |    | BE SOLD
                                                      |    | (COPY 1l TO LINE
                                   TOTAL SHARES SHOWN |    | 1 ON REVERSE SIDE)
--------------------------------------------------------------------------------
1k   TOTAL SHARES           | 1k                      | 1l |
(ADD 1a - 1j IN EACH COLUMN)|                         |    |
----------------------------|---------------------------------------------------
TOTAL COMMON SHARES LEFT    |    |                    |
OVER (1k MINUS 1l)          | 1m |                    |
(1k MINUS 1l)               |    |                    |
-------------------------------------------------------

Note: Shares used in a stock-for-stock exchange or purchased within prior six
(6) months cannot be sold. If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 8a, b, and c on front of form must also be completed.


           Complete Sections II and III on reverse side of this form.

FORM B

                             (Please see reverse.)

        SECTION II, INTERNAL MARKET WORKSHEET - See General Instructions PLEASE COMPLETE THE REVERSE SIDE FIRST. (Use one form per registered owner.)

SALE OF COMMON SHARES
1       Number of Common Shares to be Sold (Section 1, Line 1l: . . . . .      1
                                                                                   ------
2       Sale Price Per Common Share (Call 1-888-96-OWNER for current price):   2  $
                                                                                   ------
3       Total Sale Price of Common Shares (Line 1 x Line 2). . . . . . . .                           3  $
                                                                                                        ----------
Note: If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 4a, b, and c must also be completed.

DISTRIBUTION OF TOTAL PROCEEDS
4       Amount to be Applied to Pay Off Related Deferred Payment Obligation* (write "N/A" if not applicable)
        (a)     Principal Due:. . . . . . . . . . . . . . . . . . . . . . .     4(a)  $
                                                                                       -------
        (b)     Accrued Interest Due: . . . . . . . . . . . . . . . . . . .     4(b)  $
                                                                                       -------
        (c)     Total Deferred Payment Due (Line 4a + Line 4b): . . . . . .                          4(c)  $
                                                                                                           -------
5       Amount to be Applied to Current Exercise (if applicable)
        (a)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(a)  $
                                                                                       -------
        (b)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(b)  $
                                                                                       -------
        (c)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(c)  $
                                                                                       -------
        (d)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(d)  $
                                                                                       -------
        (e)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(e)  $
                                                                                       -------
        (f)     Total (Lines 5a + 5b + 5c + 5d + 5e): . . . . . . . . . . .                          5(f)  $
                                                                                                           -------
6       Cash Back to You (Line 3 minus Line 4c minus 5f): . . . . . . . . .                          6     $
                                                                                                           -------
7       Total Distribution (Line 4c + Line 5f + Line 6) - Total must equal Line 3:                   7     $
                                                                                                           -------

                   SECTION III - INTERNAL MARKET REQUEST FORM
SIGNATURES

By signing below, you are offering to sell to ARAMARK the shares indicated in Lines 1, subject to the terms and conditions of the Internal Market. You also are acknowledging that: you have full authority to sell the shares; you have received and read Form 10-K for the most recent year; you are under no obligation to sell; and the offer price is the most recent appraisal price, reflecting the shares' current lack of marketability and is less than it would be if the shares were publicly traded. Please sign below exactly as your name(s) appear on the stock certificate(s).

Print Name(s)                         Social Security or Account Number(s)
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
Signature(s)                          Date
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
DELIVERY ADDRESS(ES)
================================================================================
|  Send Check For Net Sale Proceeds To:  | Send Stock Certificate(s)** To:     |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
================================================================================
* Call the ARAMARK Shareholder Services Group at 1-888-96-OWNER to obtain the exact amounts of Principal Due and Accrued Interest Due.
** In cases where the number of shares on the stock certificate(s) or confirmation statement(s) you are submitting exceeds the number of shares you are selling, a certificate for the balance will be sent to you upon request, by indicating an address above. If your shares are pledged to an outside lender, the lender may require that the stock certificate for unsold shares be returned to the lender.

THIS COMPLETED FORM AND SIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK SHAREHOLDER SERVICES GROUP BY NO LATER THAN THE LAST DAY OF THE INTERNAL MARKET. (If certificates were not sent to you for the shares, attach a copy of the confirmation statement(s) in lieu of certificate.) Send the form(s) and stock certificate(s) or confirmation statement(s), to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia,
PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, Pa 19109.

                 SECTION I -- INTERNAL MARKET SALE REQUEST FORM
                        Use one form per registered owner


INSTRUCTIONS: In this Section, you will be listing the certificate(s) or confirmation statement(s) that you are enclosing, and indicating the number of shares listed on each, and the number of shares you would like to sell.

NAME (PLEASE PRINT)                      ACCOUNT OR SOCIAL SECURITY NUMBER

-------------------------------------    --------------------------------------
|                                   |    |                                    |
|  -------------------------------  |    |  --------------------------------  |
|                                   |    |                                    |
-------------------------------------    --------------------------------------

SALE OF COMMON SHARES - CLASS B

                                    NO. OF SHARES            NO. OF SHARES TO
          CERTIFICATE/              SHOWN ON THIS            BE SOLD FROM THIS
LINE       STATEMENT         LINE     CERTIFICATE/     LINE     CERTIFICATE/
 NO.    NUMBER ENCLOSED       NO.      STATEMENT        NO.      STATEMENT
-----   ---------------      ----   --------------     ----  -------------------
 1a   |                     | 1a |                    | 1a |
------|---------------------|----|--------------------|----|--------------------
 1b   |                     | 1b |                    | 1b |
------|---------------------|----|--------------------|----|--------------------
 1c   |                     | 1c |                    | 1c |
------|---------------------|----|--------------------|----|--------------------
 1d   |                     | 1d |                    | 1d |
------|---------------------|----|--------------------|----|--------------------
 1e   |                     | 1e |                    | 1e |
--------------------------------------------------------------------------------
 1f   |                     | 1f |                    | 1f |
--------------------------------------------------------------------------------
 1g   |                     | 1g |                    | 1g |
--------------------------------------------------------------------------------
 1h   |                     | 1h |                    | 1h |
--------------------------------------------------------------------------------
 1i   |                     | 1i |                    | 1i |
--------------------------------------------------------------------------------
 1j   |                     | 1j |                    | 1j |
--------------------------------------------------------------------------------
                                                      |    | TOTAL SHARES TO
                                                      |    | BE SOLD
                                                      |    | (COPY 1l TO LINE
                                   TOTAL SHARES SHOWN |    | 1 ON REVERSE SIDE)
--------------------------------------------------------------------------------
1k   TOTAL SHARES           | 1k                      | 1l |
(ADD 1a - 1j IN EACH COLUMN)|                         |    |
----------------------------|---------------------------------------------------
TOTAL COMMON SHARES LEFT    |    |                    |
OVER (1k MINUS 1l)          | 1m |                    |
(1k MINUS 1l)               |    |                    |
-------------------------------------------------------

Note: Shares used in a stock-for-stock exchange or purchased within prior six
(6) months cannot be sold. If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 8a, b, and c on front of form must also be completed.


           Complete Sections II and III on reverse side of this form.

FORM B

                             (Please see reverse.)

        SECTION II, INTERNAL MARKET WORKSHEET - See General Instructions PLEASE COMPLETE THE REVERSE SIDE FIRST. (Use one form per registered owner.)

SALE OF COMMON SHARES
1       Number of Common Shares to be Sold (Section 1, Line 1l: . . . . .      1
                                                                                   ------
2       Sale Price Per Common Share (Call 1-888-96-OWNER for current price):   2  $
                                                                                   ------
3       Total Sale Price of Common Shares (Line 1 x Line 2). . . . . . . .                           3  $
                                                                                                        ----------
Note: If shares to be sold are pledged under a prior Deferred Payment Obligation, Lines 4a, b, and c must also be completed.

DISTRIBUTION OF TOTAL PROCEEDS
4       Amount to be Applied to Pay Off Related Deferred Payment Obligation* (write "N/A" if not applicable)
        (a)     Principal Due:. . . . . . . . . . . . . . . . . . . . . . .     4(a)  $
                                                                                       -------
        (b)     Accrued Interest Due: . . . . . . . . . . . . . . . . . . .     4(b)  $
                                                                                       -------
        (c)     Total Deferred Payment Due (Line 4a + Line 4b): . . . . . .                          4(c)  $
                                                                                                           -------
5       Amount to be Applied to Current Exercise (if applicable)
        (a)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(a)  $
                                                                                       -------
        (b)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(b)  $
                                                                                       -------
        (c)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(c)  $
                                                                                       -------
        (d)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(d)  $
                                                                                       -------
        (e)     Grant Date:__________ . . . . . . . . . . . . . . . . . . .     5(e)  $
                                                                                       -------
        (f)     Total (Lines 5a + 5b + 5c + 5d + 5e): . . . . . . . . . . .                          5(f)  $
                                                                                                           -------
6       Cash Back to You (Line 3 minus Line 4c minus 5f): . . . . . . . . .                          6     $
                                                                                                           -------
7       Total Distribution (Line 4c + Line 5f + Line 6) - Total must equal Line 3:                   7     $
                                                                                                           -------

                   SECTION III - INTERNAL MARKET REQUEST FORM
SIGNATURES

By signing below, you are offering to sell to ARAMARK the shares indicated in Lines 1, subject to the terms and conditions of the Internal Market. You also are acknowledging that: you have full authority to sell the shares; you have received and read Form 10-K for the most recent year; you are under no obligation to sell; and the offer price is the most recent appraisal price, reflecting the shares' current lack of marketability and is less than it would be if the shares were publicly traded. Please sign below exactly as your name(s) appear on the stock certificate(s).

Print Name(s)                         Social Security or Account Number(s)
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
Signature(s)                          Date
-------------------------------       --------------------------------------
-------------------------------       --------------------------------------
DELIVERY ADDRESS(ES)
================================================================================
|  Send Check For Net Sale Proceeds To:  | Send Stock Certificate(s)** To:     |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
|                                        |                                     |
|  ------------------------------------- | ----------------------------------- |
================================================================================
* Call the ARAMARK Shareholder Services Group at 1-888-96-OWNER to obtain the exact amounts of Principal Due and Accrued Interest Due.
** In cases where the number of shares on the stock certificate(s) or confirmation statement(s) you are submitting exceeds the number of shares you are selling, a certificate for the balance will be sent to you upon request, by indicating an address above. If your shares are pledged to an outside lender, the lender may require that the stock certificate for unsold shares be returned to the lender.

THIS COMPLETED FORM AND SIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK SHAREHOLDER SERVICES GROUP BY NO LATER THAN THE LAST DAY OF THE INTERNAL MARKET. (If certificates were not sent to you for the shares, attach a copy of the confirmation statement(s) in lieu of certificate.) Send the form(s) and stock certificate(s) or confirmation statement(s), to: First Union National Bank, N.A., ARAMARK Shareholder Services Group, P.O. Box 13675, Philadelphia,
PA 19101-9024 or 123 South Broad Street, Floor B-1, Philadelphia, Pa 19109.

                                                                 Cumulative ISPO
         STOCK-FOR-STOCK WORKSHEET -- See General Instructions, p. B-1


Note: Stock-for-stock transactions are only available for Installments 4, 5, or 6, OR for any installment if you have more than 2 exercisable Installment Stock Purchase Opportunity Grants.(Use one form per registered owner.)


 _________________________________________________________________________________________________________________________________
|                Employee Name (please print)               |      Social Security or Account Number       |        Date          |
|                                                           |                                              |                      |
|___________________________________________________________|______________________________________________|______________________|

                                                                                      Use One Column For Each Exercise
                                                                                    Involving a Stock-For-Stock Exchange

                                                                                                   EXERCISE
                                                                        ------------------------------------------------------------

  Line
   #               Definition                      Source                #1         #2         #3          #4         #5      Total
                                                                       ____________________________________________________________
   1      Grant Date                    Line 1 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   2      This Year's Installment #     Line 2 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   3      Maximum Dollar Amount         Line 7 on beige Exercise      | $       |  $      |   $       |  $       |   $     |  $    |
          Eligible To Be Covered By     Form                          |_________|_________|___________|__________|_________|_______|
          Exchange
                                                                       ____________________________________________________________
   4      Approximate Dollar Value      Portion of Line 3 you wish    | $       |  $      |   $       |  $       |   $     |  $    |
          Of Shares You Wish            to cover via Stock-For-       |_________|_________|___________|__________|_________|_______|
          To Exchange                   Stock (can't exceed Line 3)
                                                                       ____________________________________________________________
   5      Current Appraisal Price       (Call 1-888-96-OWNER)         | $       |  $      |   $       |  $       |   $     |  $    |
          Per Share                                                   |_________|_________|___________|__________|_________|_______|

                                                                       ____________________________________________________________
   6      Number Of Shares To Be        Line 4 (above) / Line 5       |         |         |           |          |         |       |
          Exchanged                     (above).  Rounded down to     |_________|_________|___________|__________|_________|_______|
                                        next full share                       (Transfer to Line 15 of beige Exercise Form.)
                                                                       ____________________________________________________________
   7      Appraisal Price x Shares      Line 5 (above) x Line 6       | $       |  $      |   $       |  $       |   $     |    $  |
          Exchanged                     (above)                       |_________|_________|___________|__________|_________|_______|

                                                                              (Transfer to Line 16 of beige Exercise Form.)
                  SHARE EXCHANGE SUMMARY
                  ----------------------                                              NUMBER OF SHARES TO BE EXCHANGED
                                                                        ___________________________________________________________
                                                                       |                                                           |
                                     Certificate       Shares Shown    |                                                           |
                                      Number(s)          On This       |                                                           |
                                      Enclosed         Certificate     |  #1        #2         #3         #4         #5      Total |
                                  _____________________________________|___________________________________________________________|
Note:  Use additional            |                |                    |        |         |          |          |         |        |
Stock-For-Stock                  |________________|____________________|________|_________|__________|__________|_________|________|
Worksheets if you are submitting |                |                    |        |         |          |          |         |        |
more than 5 stock certificates.  |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|


                                                                        ___________________________________________________________
                                                           Totals      |        |         |          |          |         |        |
                                                                       |________|_________|__________|__________|_________|________|
                                                                       |                                                           |
                                                                       | Must Equal Line 6 Above For Each Exercise And In Total    |
                                                                       |___________________________________________________________|


                    THIS COMPLETED FORM AND UNSIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK
                  SHAREHOLDER SERVICES GROUP NO LATER THAN THE LAST DAY OF THE INSTALLMENT EXERCISE PERIOD.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                                 Cumulative ISPO
         STOCK-FOR-STOCK WORKSHEET -- See General Instructions, p. B-1


Note: Stock-for-stock transactions are only available for Installments 4, 5, or 6, OR for any installment if you have more than 2 exercisable Installment Stock Purchase Opportunity Grants.(Use one form per registered owner.)


 _________________________________________________________________________________________________________________________________
|                Employee Name (please print)               |      Social Security or Account Number       |        Date          |
|                                                           |                                              |                      |
|___________________________________________________________|______________________________________________|______________________|

                                                                                      Use One Column For Each Exercise
                                                                                    Involving a Stock-For-Stock Exchange

                                                                                                   EXERCISE
                                                                        ------------------------------------------------------------

  Line
   #               Definition                      Source                #1         #2         #3          #4         #5      Total
                                                                       ____________________________________________________________
   1      Grant Date                    Line 1 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   2      This Year's Installment #     Line 2 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   3      Maximum Dollar Amount         Line 7 on beige Exercise      | $       |  $      |   $       |  $       |   $     |  $    |
          Eligible To Be Covered By     Form                          |_________|_________|___________|__________|_________|_______|
          Exchange
                                                                       ____________________________________________________________
   4      Approximate Dollar Value      Portion of Line 3 you wish    | $       |  $      |   $       |  $       |   $     |  $    |
          Of Shares You Wish            to cover via Stock-For-       |_________|_________|___________|__________|_________|_______|
          To Exchange                   Stock (can't exceed Line 3)
                                                                       ____________________________________________________________
   5      Current Appraisal Price       (Call 1-888-96-OWNER)         | $       |  $      |   $       |  $       |   $     |  $    |
          Per Share                                                   |_________|_________|___________|__________|_________|_______|

                                                                       ____________________________________________________________
   6      Number Of Shares To Be        Line 4 (above) / Line 5       |         |         |           |          |         |       |
          Exchanged                     (above).  Rounded down to     |_________|_________|___________|__________|_________|_______|
                                        next full share                       (Transfer to Line 15 of beige Exercise Form.)
                                                                       ____________________________________________________________
   7      Appraisal Price x Shares      Line 5 (above) x Line 6       | $       |  $      |   $       |  $       |   $     |    $  |
          Exchanged                     (above)                       |_________|_________|___________|__________|_________|_______|

                                                                              (Transfer to Line 16 of beige Exercise Form.)
                  SHARE EXCHANGE SUMMARY
                  ----------------------                                              NUMBER OF SHARES TO BE EXCHANGED
                                                                        ___________________________________________________________
                                                                       |                                                           |
                                     Certificate       Shares Shown    |                                                           |
                                      Number(s)          On This       |                                                           |
                                      Enclosed         Certificate     |  #1        #2         #3         #4         #5      Total |
                                  _____________________________________|___________________________________________________________|
Note:  Use additional            |                |                    |        |         |          |          |         |        |
Stock-For-Stock                  |________________|____________________|________|_________|__________|__________|_________|________|
Worksheets if you are submitting |                |                    |        |         |          |          |         |        |
more than 5 stock certificates.  |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|


                                                                        ___________________________________________________________
                                                           Totals      |        |         |          |          |         |        |
                                                                       |________|_________|__________|__________|_________|________|
                                                                       |                                                           |
                                                                       | Must Equal Line 6 Above For Each Exercise And In Total    |
                                                                       |___________________________________________________________|


                    THIS COMPLETED FORM AND UNSIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK
                  SHAREHOLDER SERVICES GROUP NO LATER THAN THE LAST DAY OF THE INSTALLMENT EXERCISE PERIOD.
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                                                                 Cumulative ISPO
         STOCK-FOR-STOCK WORKSHEET -- See General Instructions, p. B-1


Note: Stock-for-stock transactions are only available for Installments 4, 5, or 6, OR for any installment if you have more than 2 exercisable Installment Stock
Purchase Opportunity Grants.(Use one form per registered owner.)

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

 _________________________________________________________________________________________________________________________________
|                Employee Name (please print)               |      Social Security or Account Number       |        Date          |
|                                                           |                                              |                      |
|___________________________________________________________|______________________________________________|______________________|

                                                                                      Use One Column For Each Exercise
                                                                                    Involving a Stock-For-Stock Exchange

                                                                                                   EXERCISE
                                                                        ------------------------------------------------------------

  Line
   #               Definition                      Source                #1         #2         #3          #4         #5      Total
                                                                       ____________________________________________________________
   1      Grant Date                    Line 1 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   2      This Year's Installment #     Line 2 on beige Exercise      |         |         |           |          |         |  N/A  |
                                        Form                          |_________|_________|___________|__________|_________|_______|
                                                                       ____________________________________________________________
   3      Maximum Dollar Amount         Line 7 on beige Exercise      | $       |  $      |   $       |  $       |   $     |  $    |
          Eligible To Be Covered By     Form                          |_________|_________|___________|__________|_________|_______|
          Exchange
                                                                       ____________________________________________________________
   4      Approximate Dollar Value      Portion of Line 3 you wish    | $       |  $      |   $       |  $       |   $     |  $    |
          Of Shares You Wish            to cover via Stock-For-       |_________|_________|___________|__________|_________|_______|
          To Exchange                   Stock (can't exceed Line 3)
                                                                       ____________________________________________________________
   5      Current Appraisal Price       (Call 1-888-96-OWNER)         | $       |  $      |   $       |  $       |   $     |  $    |
          Per Share                                                   |_________|_________|___________|__________|_________|_______|

                                                                       ____________________________________________________________
   6      Number Of Shares To Be        Line 4 (above) / Line 5       |         |         |           |          |         |       |
          Exchanged                     (above).  Rounded down to     |_________|_________|___________|__________|_________|_______|
                                        next full share                       (Transfer to Line 15 of beige Exercise Form.)
                                                                       ____________________________________________________________
   7      Appraisal Price x Shares      Line 5 (above) x Line 6       | $       |  $      |   $       |  $       |   $     |    $  |
          Exchanged                     (above)                       |_________|_________|___________|__________|_________|_______|

                                                                              (Transfer to Line 16 of beige Exercise Form.)
                  SHARE EXCHANGE SUMMARY
                  ----------------------                                              NUMBER OF SHARES TO BE EXCHANGED
                                                                        ___________________________________________________________
                                                                       |                                                           |
                                     Certificate       Shares Shown    |                                                           |
                                      Number(s)          On This       |                                                           |
                                      Enclosed         Certificate     |  #1        #2         #3         #4         #5      Total |
                                  _____________________________________|___________________________________________________________|
Note:  Use additional            |                |                    |        |         |          |          |         |        |
Stock-For-Stock                  |________________|____________________|________|_________|__________|__________|_________|________|
Worksheets if you are submitting |                |                    |        |         |          |          |         |        |
more than 5 stock certificates.  |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|
                                 |                |                    |        |         |          |          |         |        |
                                 |________________|____________________|________|_________|__________|__________|_________|________|


                                                                        ___________________________________________________________
                                                           Totals      |        |         |          |          |         |        |
                                                                       |________|_________|__________|__________|_________|________|
                                                                       |                                                           |
                                                                       | Must Equal Line 6 Above For Each Exercise And In Total    |
                                                                       |___________________________________________________________|


                    THIS COMPLETED FORM AND UNSIGNED STOCK CERTIFICATES MUST BE RECEIVED AT THE ARAMARK
                  SHAREHOLDER SERVICES GROUP NO LATER THAN THE LAST DAY OF THE INSTALLMENT EXERCISE PERIOD.
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